SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) February 23, 1999


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




     Delaware                       0-16014                    23-2417713
 (State or other           (Commission File Number)          (IRS Employer
 jurisdiction of                                          Identification No.)
 incorporation)



                Main at Water Street - Coudersport, PA  16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

Item 5.  Other Events.

On February 23, 1999, the Registrant announced its pending acquisition of FrontierVision Partners, L.P. in a press release which is attached hereto as
Exhibit 99.01 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.




99.01 Press Release dated February 23, 1999 regarding the Registrant's acquisition of FrontierVision Partners, L.P. (Filed herewith)


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ADELPHIA COMMUNICATIONS CORPORATION


Date: February 23, 1999               By:   /s/ Timothy J. Rigas
                                      --------------------------
                                            Timothy J. Rigas
                                            Executive Vice President, Treasurer
                                            and Chief Financial Officer